Other liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Other liabilities	Other liabilities

		Currency remeasurement	Currency remeasurement
	2021	2020	January 1, 2020
Retirement liabilities (note 13)	$168	$295	$242
Long-term portion of reforestation	59	58	57
Long-term portion of decommissioning	25	24	24
Export duties (note 25)	69	—	—
Interest swap contracts (note 12)	1	6	2
Other	38	25	25
	$360	$408	$350
Reforestation and decommissioning obligations
Reforestation and decommissioning obligations relate to our responsibility for reforestation under various timber licences and our obligations related to landfill closure and other site remediation costs.
Accounting policies
Reforestation obligations are measured at the present value of the expenditures expected to be required to settle the obligations and are accrued and charged to earnings when timber is harvested. The reforestation obligation is accreted over time through charges to finance expense and reduced by silviculture expenditures. The reforestation obligation is reviewed at least annually, and changes to estimates are credited or charged to earnings.
We record a liability for decommissioning obligations, such as landfill closures, in the period a reasonable estimate can be made. The liability is determined using estimated closure costs and discounted using an appropriate discount rate. On initial recognition, the carrying value of the liability is added to the carrying amount of the associated asset and amortized over its useful life or expensed when there is no related asset. The liability is accreted over time through charges to finance expense and reduced by actual costs of settlement. Decommissioning obligations are reviewed annually and changes to estimates result in an adjustment of the carrying amount of the associated asset or, where there is no asset, they are credited or charged to earnings.

Reforestation and decommissioning obligations are discounted at the risk-free rate at the balance sheet date and accreted over time through periodic charges to earnings. The liabilities are reduced by actual costs of settlement.
Supporting information

	Reforestation		Decommissioning
		Currency remeasurement		Currency remeasurement
	2021	2020	2021	2020
Beginning of year	$88	$88	$28	$24
Norbord Acquisition (note 3)	5	—	—	—
Liabilities recognized	39	40	—	2
Liabilities settled	(49)	(43)	(1)	(2)
Change in estimates	14	1	5	4
Foreign exchange	—	2	1	—
End of year	97	88	33	28
Less: current portion	(38)	(30)	(8)	(4)
	$59	$58	$25	$24
The total undiscounted amount of the estimated cash flows required to satisfy these obligations is $133 million (December 31, 2020 - $119 million; January 1, 2020 - $122 million). The cash flows have been discounted using interest rates ranging from 0.95% to 1.25% (2020 - 0.20% to 0.39%).
The timing of the reforestation payments is based on the estimated period required to attain free to grow status in a given area, which is generally between 12 to 15 years. Payments relating to landfill closures and site remediation are expected to occur over periods ranging up to 50 years.